Exhibit 99.1
William Blair Growth Stock Conference June 11, 2014
Forward-looking Statements 2 Certain statements made in this presentation may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 - that is, statements related to the future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "anticipate," "believe," "intend," "expect," "plan" or other similar words. Forward-looking statements included in this presentation include, without limitation, statements regarding future average bandwidth for offshore rigs, future ultra-deep water rig supply, projected revenue, EBITDA and UFCF numbers for RigNet and anticipated benefits of our acquisition of the Inmarsat Energy Broadband business. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those contemplated in our forward-looking statements include, among others: adverse changes in economic conditions in the markets we operate; the extent, timing and overall effects of competition in our industry; the impact of new, emerging or competing technologies; material changes in the communications industry that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; unfavorable results of litigation or intellectual property infringement claims asserted against us; unanticipated increases or other changes in our future cash requirements; risks associated with the integration of the Inmarsat Energy Broadband business as a stand-alone subsidiary and/or the ability to realize anticipated synergies, cost savings and growth opportunities from this acquisition; the effects of federal and state legislation, and rules and regulations governing the communications industry; the impact of equipment failure, natural disasters or terrorist acts; and those additional factors set forth under the caption "Risk Factors" and other factors described in our filings with the SEC, including under the section "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form 10-K for the fiscal year December 31, 2013, which is incorporated by reference herein. RigNet undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non- GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. Definitions of these non-GAAP measures and reconciliations between certain GAAP and non-GAAP measures are included in the appendix to this presentation.
RigNet Investment Highlights 3 Strong Organic Growth within the Oil and Gas Industry Growing and Attractive Market Runway High Operating Leverage / Free Cash Flow Proven Ability to Take Market Share from the Competition Founded in 2001, RigNet (NASDAQ: RNET) is a leading provider of remote communications, systems integration and collaborative applications to the oil and gas industry, both offshore and onshore, around the world Strong balance sheet with significant debt capacity to support growth Access to Best in Class Remote Communications Assets Across the Globe
RigNet Provides Mission Critical Remote Communications to the Oil and Gas industry 4 Provide mission critical remote communications services to the oil and gas industry Offers Best-in-class solutions for all remote communications requirements Provide managed services to 1,100+ sites in 45 countries on six continents(1) Partner with our customers' IT departments to serve remote end users and develop new services Multiple revenue growth streams including additional sites, ARPU growth, secondary tenants and more Low customer churn, stable end- user pricing and high barriers-to- entry Majority of revenues from recurring, multi-tenant revenue model under long-term contracts (1) As of March 31, 2014 Note: As of December 31, 2013 Global, Diversified Presence U.S. vs. international revenue split International 83% US 17%
Best-in-Class Remote Access Technologies Across the Globe... Distribution partnership with Inmarsat for market leading, highly mobile and secure mobile satellite services MSS1 Cellular (3G, 4G) Access to remote fiber installations providing high speed / low latency connections for critical remote assets Fiber Microwave / WiMAX1 VSAT Largest Microwave network in the GoM providing high throughput low latency line of site connectivity to drilling rigs and production platforms; WiMAX overlay provides mobility services to energy maritime and other assets Relationships with purpose built cellular networks servicing the U.S. Land energy market Relationships with all major satellite owners including GX partnership with Inmarsat allowing RigNet to provide the most reliable connectivity worldwide 5 The oil and gas industry is remote, mobile and variable, with the reliance on technology greater than ever. RigNet provides managed communications services that free customers to focus on finding and producing oil and gas: Reliable communications around the world, supporting rig productivity, safety and crew welfare Technology flexibility - providing best-of-breed solutions that best meet customers' needs Local customer support for rapid deployment and resolution (1) Microwave and WiMAX network and L-band DP relationship acquired as part of Inmarsat Energy Broadband transaction which closed in February 2014
...Combined with a Fully Managed Connectivity Solution for the Oil and Gas Market 6 Complete managed services solution for Global Connectivity SOLUTIONS A rich portfolio of innovative products and collaborative solutions that allow for improved performance, minimized risk and increased efficiency HARDWARE Remotely managed appliances CONNECTIVITY fully managed communication solution with multiple connectivity technologies for best performance capabilities Managed Solution with 24x7 Support
RigNet Telecommunications System Integration (TSI) Telecommunications system integration business focused on the Global Oil and Gas sector Provides fully managed systems integration projects including engineering and design, fabrication, assembly, acceptance testing, installation, training and support both onshore and offshore on new and existing assets RigNet is able to leverage RigNet TSI projects and contacts to sell recurring managed communications services needed to fully integrate every site Entertainment Systems Two-Way Radio Systems Cellular backhaul VSAT and Microwave systems Microwave backhaul Telephony Systems Satellite backhaul Closed Circuit Television Systems Local / Wide Area Networks Remote Access Complete Integration at HQ 7

Large and Attractive Core "Life of the Field" Energy Market:

	Life of the Field Energy Market				
	Offshore rigs[a]	U.S. Onshore[b]	Production	Energy Maritime	Intl land[b]
					
Assets	Jackups, Semisubmersibles and Drillships	Rigs, Remote Offices, Man Camps, etc.	Fixed and Floating Installations	Supply, Seismic, Support and Construction	Rigs, Remote Offices, Man Camps, etc.
Characteristics	Highly complex and regulated drilling operations	Smaller installations with shorter contracts,	Long lived assets with large crew size drives data needs	Global fleets that are highly mobile	Stable and growing markets
Rig Day Rate	\$100,000 – \$415,000	\$22,500+	Varies widely	Varies widely	Varies widely
Global units[c]	1060+	1,700+	14,700+	5,150+	3,600+
Addressable units[d]	775+	1,700+	8,950+	4,100+	3,600+
RigNet market share	32%	16%	NA	NA	NA

Management estimates that RigNet's communications day rates represent <1% of offshore rig day rates

Note: Offshore # of units includes total unit count from IHS-Petrodata
(a) Global units include only jackups, drillships and semisubmersibles
(b) Global units include only rigs
(c) Global units include visible supply as well as units that have been scrapped, canceled, coldstacked, etc.
(d) Addressable units adjusted to remove scrapped, canceled, coldstacked and assets not yet delivered
Source: IHS-Petrodata (February 11, 2013), Spears and Associates (December 2013), Company Estimates

RigNet

8
9 Oil & Gas Asset owners Oil & Gas Operators Service Companies Diverse customer base with no excessive concentration BruneiShell Blue-chip Customer Base
10 Bandwidth Needs Growing at the Edge Source: Various; Company analysis 1 NPT - non-productive time Total Oil & Gas VSAT Market 2012 - 2017 Bandwidth: Gbps Key drivers Video-related services Integrated operations (reducing NPT1) Overseeing and directing offshore activities from onshore decision centers Safety focus / increased regulatory oversight Aftermath of BP Macondo spill Crew welfare Keeping crews happy and healthy in their off hours Ultra-deep water exploration More remote, harsh and complex Average bandwidth per offshore rig expected to increase from 1.0 Mbps in 2012 to 2.2 Mbps in 2017 Favorable technology changes in downhole communications and satellite backhaul (high-throughput satellites) (CHART)

Ultra-Deep Water (UDW) Markets Expanding, Driving the Need for Reliable Remote Communications

Current UDW Activity[1]


8
1
45
1
1
32
8
37
2
4
3
Existing UDW Markets
Emerging UDW Markets
RigNet Offices
RigNet Teleport
RigNet CoreHUB
RigNet POP

Future UDW Rig Supply[2]


'14-'20 CAGR: 5.4%
167
25
142
189
47
142
205
63
142
215
73
142
224
82
142
228
86
142
229
87
142
2014
2015
2016
2017
2018
2019
2020
Delivered
Visable supply

- UDW drilling is more complex and remote with high safety, operational and performance requirements
- Additional UDW markets are expanding, which requires robust, remote communications in new areas
- UDW rig supply growing to meet demand

(1) Current UDW activity defined as rigs with 7,500+ water depth capability and contracted as of March 5, 2014.
(2) Visible supply includes rigs with 7,500+ water depth capability either currently under construction, planned or on order.
Source: IHS-Petrodata RigBase Current Activity Data (March 5, 2014)

RigNet

11
Unconventional shale plays are driving land drilling in the U.S. 12 Eagle Ford Shale oil production jumped from 183,261 barrels a day in October 2011 to 323,098 bbl/d in October 2012 Bakken oil production went from 488,066 bbl/d in October 2011 to 747,239 bbl/d in October 2012 Driven largely by horizontal completions in multiple horizons, production from the venerable Permian Basin, which had fallen to 870,000 bbl/d in 2007, zoomed back to 1.2 million barrels a day last year Marcellus Shale wells in Pennsylvania and West Virginia were producing 7 billion cubic feet of natural gas a day in December, comprising 25 percent of U.S. shale gas production and double their volume from a year earlier RigNet is well positioned to benefit from strong unconventional drilling trends in the U.S. RigNet service center Source: The American Oil & Gas Reporter; "Conventional Oil Drilling Strength May Be Hiding In Unconventional Activity Trough" January 2013
RigNet Strategic Transaction with Inmarsat Energy 13 On February 3, RigNet paid $25MM U.S. in an all cash acquisition financed through a new credit facility and cash on hand Goal is to raise the acquired business' margins and growth rates over time to levels more comparable to RigNet existing operations Combined organization to benefit from scale, robust product offering and best in class customer service RigNet to become a key energy distributor for Inmarsat's Global Xpress and L-band offerings Provides privileged global access to L-band offerings and one of the leading new-generation high-throughput satellite platforms, GX, ensuring that RigNet will always be positioned to provide the best communications solution to its customers GC will offer greater bandwidth and lower costs for the oil and gas market, enabling more apps at the edge Global Xpress platform is expected to be globally operational in 2015 Transaction to add new technology, customers and geographies to allow RigNet to better serve Oil and Gas customers around the globe 2012 revenue of $68MM growing at 5% 2014E EBITDA ~$5.0MM(1) (CHART) Acquisition of Energy Broadband Business (1) Does not include run-rate synergies (CHART)

Growth Driven by Market Share Gains

Global Market Share by Revenue


Δ'05-'13
100%
27%
51%
14%
7%
2005
100%
31%
48%
6%
15%
2007
100%
26%
44%
7%
22%
2009
100%
21%
43%
6%
30%
2011
100%
19%
43%
38%
2013(a)
RigNet
RigNet
Stratos
Harris Caprock
Other

Industry Ranking vs. Key Success Criteria

	RigNet
Global Footprint	Strong
Value-Added Solutions	Strong
Network Reliability	Strong
Customer Support	Strong

- RigNet is the only major provider to have grown market share over the past few years – RigNet's managed services model is preferred to transport providers
- RigNet delivers on criteria important to demanding oil and gas customers
- RigNet is the last remaining independent global provider of remote communications to the oil and gas industry after recent provider consolidation wave
- Customer quote from recent industry study: "RigNet is flexible, pragmatic, responsive and they smell like oil people"

(a) 2013 shows RigNet and Stratos market share combined to illustrate RigNet's acquisition of the Inmarsat Energy Broadband business

Source: Various; Company analysis

14

History of Strong Growth 15 Revenue1 $ in millions 2007 - 2013 financials exclude Inmarsat Energy Broadband transaction UFCF defined as EBITDA less CapEx Source: Company data, Wall Street Estimates High EBITDA margins from operating leverage; favorable free cash flow Strong balance sheet and debt capacity to support future organic and inorganic growth All organic growth until Nessco acquired in Q3, 2012 EBITDA and UFCF1,2 $ in millions (CHART) (CHART)
Record Q1 '14 performance 16 Revenue1 $ in millions EBITDA1 $ in millions UFCF1,2 $ in millions Financials include 2 months of Inmarsat Energy Broadband contribution UFCF defined as EBITDA less capex % of revenue 23.9% 21.6% 25.5% 13.3% 9.1% 11.8% Revenue increased to $75.0 million in Q1 '14 up 42.0% compared to the same quarter last year Organic revenue increased $8.5 million, or 16.1% compared to the same quarter last year Achieved record quarterly adjusted EBITDA of $16.2 million UFCF1 of $6.8 million in Q1'14 Capital expenditures of $9.4MM increased compared to the same quarter last year due primarily to growth opportunities arising from increasing demand for RigNet services (CHART) (CHART) (CHART)
Outstanding share price performance 17 Source: FactSet (CHART)
RigNet Investment Highlights 18 Strong Organic Growth within the Oil and Gas Industry Growing and Attractive Market Runway High Operating Leverage / Free Cash Flow Proven Ability to Take Market Share from the Competition Founded in 2001, RigNet (NASDAQ: RNET) is a leading provider of remote communications, systems integration and collaborative applications to the oil and gas industry, both offshore and onshore, around the world Strong balance sheet with significant debt capacity to support growth Access to Best in Class Remote Communications Assets Across the Globe
THANK YOU 19
Appendix 20
Reconciliation of Net Income to Adj. EBITDA 21 ($ in thousands) 2007 2008 2009 2010 2011 2012 1Q'13 2Q'13 3Q '13 4Q '13 2013 Q1'14 Net income (loss) $(2,121) $10,356 $(19,620) $(15,276) $9,752 $12,021 $3,775 $4,915 $2,407 $5,447 $16,544 $2,308 Interest expense 5,497 2,464 5,146 1,618 1,249 1,552 507 440 432 904 2,283 481 Depreciation and amortization 9,451 10,519 12,554 14,983 14,584 17,534 4,969 5,249 5,450 5,381 21,049 6,797 Impairment of goodwill 0 0 2,898 0 0 0 0 0 0 0 0 0 (Gain) loss on retirement of property and equipment (27) (92) 111 294 (165) (131) 41 33 93 -101 66 (73) Change in fair value of preferred stock derivatives 1,156 (2,461) 21,009 17,190 0 0 0 0 0 0 0 0 Stock based compensation 169 231 277 437 1,534 2,502 817 713 696 737 2,963 1,148 Acquisition / initial public offering costs 2,783 3,510 1,261 1,825 0 1,372 0 0 2,791 1,324 4,115 2,332 Income tax expense 628 5,882 5,457 8,669 6,502 8,733 2,512 2,552 2,581 1,513 9,158 3,215 Adjusted EBITDA (non-GAAP measure) $17,536 $30,409 $29,093 $29,740 $33,456 $43,583 $12,621 $13,902 $14,450 $15,205 $56,178 $16,208